Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 34 to Registration Statement No. 2-69062 on Form N-1A of our report dated February 24, 2006, relating to the financial statements and financial highlights of FAM Series Fund, Inc. (the “Fund”) including Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio appearing in the Annual Report on Form N-CSR of the Fund for the year ended December 31, 2005 and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 19, 2006